EXHIBIT 23.1


                      Consent of Independent Accountants
                      --------------------------------

     As independent accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 21, 1996 included in Andrea Electronic Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                             ARTHUR ANDERSEN LLP


Melville, New York
October 17, 1996